THIS DOCUMENT IS A COPY OF THE FORM T-1 FILED ON NOVEMBER 7, 2002 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2) |__|
                        ___________________________

                            THE BANK OF NEW YORK

            (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                          ________________________

                    POLYTAMA INTERNATIONAL FINANCE B.V.
                                  (ISSUER)

                                    and

                           P.T. POLYTAMA PROPINO
                                (GUARANTOR)

            (Exact name of obligor as specified in its charter)

The Netherlands                                         (I.R.S. employer
(State or other jurisdiction of                         identification no.)
Issuer's incorporation or organization)

and

Indonesia
(State or other jurisdiction of
Guarantor's incorporation or organization)
c/o HB Management Europe B.V.                           (Zip code)
World Trade Center Amsterdam Aiport
Schiphol Boulevard 271
1118 BH Amsterdam
The Netherlands
(Address of Issuer's principal executive offices)

Midplaza 2 Building, 20th Floor
Jalan Jend. Sudirman Kav, 10-11
Jakarta 10220,
Indonesia
(Address of Guarantor's principal executive offices)


                        ___________________________

                    8% Guaranteed Secured Notes due 2017

                    (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information. Furnish the following information as to the
     Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


-------------------------------------------------------------------------------------------------------------------

                    Name                                                     Address
-------------------------------------------------------------------------------------------------------------------

         Superintendent of Banks of the State of New York                   2 Rector Street, New York, N.Y.  10006, and
                                                                            Albany, N.Y. 12203

         Federal Reserve Bank of New York                                   33 Liberty Plaza, New York, N.Y.  10045

         Federal Deposit Insurance Corporation                              Washington, D.C.  20429

         New York Clearing House Association                                New York, New York  10005


     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                 SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of November, 2002.


                                        THE BANK OF NEW YORK


                                        By:  /s/ Kelvyn Ee
                                             ----------------------
                                             Name:  Kelvyn Ee
                                             Title: Assistant Vice President



                                                                  EXHIBIT 7



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                    Consolidated Report of Condition of

                            THE BANK OF NEW YORK

                  of One Wall Street, New York, N.Y. 10286

                   And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                      Dollar Amounts
ASSETS                                                                                  In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin............                         $3,765,462
   Interest-bearing balances.....................................                          3,835,061
Securities:
   Held-to-maturity securities...................................                          1,232,736
   Available-for-sale securities.................................                         10,522,833
Federal funds sold and Securities purchased under agreements to
   resell........................................................                          1,456,635
Loans and lease financing receivables:
   Loans and leases held for sale................                                            801,505
   Loans and leases, net of unearned
      income...............46,206,726
   LESS: Allowance for loan and
      lease losses............607,115
   Loans and leases, net of unearned
      income and allowance.......................................                         35,249,695
Trading Assets...................................................                          8,132,696
Premises and fixed assets (including capitalized leases).........                            898,980
Other real estate owned..........................................                                911
Investments in unconsolidated subsidiaries and associated
   companies.....................................................                            220,609
Customers' liability to this bank on acceptances outstanding.....                            574,020
Intangible assets................................................
   Goodwill......................................................                          1,714,761
   Other intangible assets.......................................                             49,213
Other assets.....................................................                          5,001,308
Total assets.....................................................                        $73,954,859
LIABILITIES
Deposits:
   In domestic offices...........................................                        $29,175,631
   Noninterest-bearing.................................11,070,277
   Interest-bearing....................................18,105,354
   In foreign offices, Edge and Agreement
       subsidiaries, and IBFs.....................................                        24,596,600
   Noninterest-bearing....................................321,299
   Interest-bearing....................................24,275,301
Federal funds purchased and securities sold under agreements to
   repurchase....................................................                          1,922,197
Trading liabilities..............................................                          1,970,040
Other borrowed money:
   (includes mortgage indebtedness and obligations under
   capitalized leases).......                                                              1,577,518
Bank's liability on acceptances executed and outstanding.........                            575,362
Subordinated notes and debentures................................                          1,940,000
Other liabilities................................................                          5,317,831
Total liabilities................................................                        $67,075,179
EQUITY CAPITAL
Common stock.....................................................                          1,135,284
Surplus..........................................................                          1,055,508
Retained earnings................................................                          4,227,287
Accumulated other comprehensive income.........                                              (38,602)
Other equity capital components.....................                                               0
----------------------------------------------------------------------------------------------------
Total equity capital.............................................                          6,379,477
                                                                                         -----------
Total liabilities and equity capital.............................                        $73,954,859
                                                                                         ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Thomas J. Mastro,
                                       Senior Vice President and Comptroller


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi     ]
Gerald L. Hassell   ]       Directors
Alan R. Griffith    ]

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